                                                                    Exhibit 10.1
                                 THIRD AMENDMENT

         THIS THIRD AMENDMENT (this "Amendment") dated as of September 30 , 2000, to the Credit Agreement referenced below, is by and among AVTEAM, INC., a Florida corporation, the Subsidiaries of the Borrower identified as Guarantors on the signature pages hereto, the lenders identified herein, and Bank of America, N.A., a national banking association formerly known as NationsBank, N.A., as Administrative Agent. Terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                                    Recitals

         A. A $70 million credit facility has been extended pursuant to the terms of that Credit Agreement dated as of April 30, 1998 (as amended and modified, the "Credit Agreement") among the Borrower, the Subsidiaries of the Borrower identified as Guarantors therein, the Lenders identified therein, and NationsBank, N.A. (now known as Bank of America, N.A.), as Administrative Agent.

         B. The Borrower has requested the Lenders to consent to certain modifications to the Credit Agreement and grant waivers of certain covenant violations.

         C. The requested modifications and waivers require the consent of the Required Lenders.

         D. The Required Lenders have agreed to the requested modifications and waivers on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendments. The Credit Agreement is amended in the following respects:

            (a) Interest Rates. Notwithstanding any provision of Section 2.1(c) of the Credit Agreement or any other provisions of the Credit Agreement or the other Credit Documents to the contrary, as of October 1, 2000, (i) interest on all Loans made on and after such date and until the Obligations are paid in full, and all other amounts owing under the Credit Agreement or under the other Credit Documents, shall bear interest at the Base Rate plus the Applicable Percentage, (ii) all Eurodollar Loans outstanding on such date shall be converted to Base Rate Loans as of the last day of the applicable Eurodollar Interest Period with respect thereto, (iii) following such conversion, no further Eurodollar Loans shall be made, and (iv) the "Applicable Percentage" under the Credit Agreement shall be, and remain until the Obligations are paid in full, (A) 2.0%, in case of Base Rate Loans, (B) 3.50%, in the case of Letter of Credit Fees, and (C) 0.50%, in the case of the Commitment Fee. This Amendment shall not modify in any way those provisions of the Credit Agreement or other Credit Documents establishing the Default Rate of interest on the Loans and any other amounts owing under the Credit Agreement or under the other Credit Documents upon the occurrence, and



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during the continuance, of an Event of Default, all of which provisions shall remain in full force and effect.

            (b) Minimum Consolidated Net Sales. There shall be added to Section
7.9 of the Credit Agreement a new subsection (g) to read as follows:

            (g) Minimum Consolidated Net Sales. The cumulative amount of consolidated net sales and revenues of the Consolidated Group, as determined in accordance with GAAP, for the months of October, November and December, 2000, shall not be less than the respective minimum amounts set forth below:

                                              Cumulative
                Month                       Minimum Amount
             --------------               -----------------
              October, 2000                    $ 3,180,000
              November, 2000                   $ 8,669,000
              December, 2000                   $18,314,000

         2. Reserves Against Borrowing Base. Notwithstanding any provision of the Credit Agreement or any of the other Credit Documents to the contrary, the Administrative Agent reserves the right, in its sole discretion, to add reserves against the Borrowing Base based on the results of the Appraisal and the Field Exam (as such terms are hereinafter defined).

         3. Covenant Compliance Waiver. Lenders hereby waive Borrower's noncompliance as of September 30, 2000 with the financial covenants set forth in Sections 7.9(b), 7.9(c), 7.9(d) and 7.9(f) of the Credit Agreement (collectively, the "Financial Covenants"). Nothing herein shall be deemed a waiver of Borrower"s compliance with the Financial Covenants at December 31, 2000 or at any time thereafter.

         4. Financial Advisor. Notwithstanding the waiver contained in Section 3 of this Amendment, until February 15, 2001, and thereafter until such time as the Borrower delivers to the Lenders quarterly financial statements which demonstrate complete compliance with the Financial Covenants, the Borrower will continue to retain the services of a financial advisor, reasonably acceptable to the Lenders, to advise the Borrower with respect to preparation and presentation of its financial reporting to the Lenders under Sections 7.1 and 7.2 of the Credit Agreement.

         5. Amendment Fee. In consideration of the above amendments and the Financial Covenant waivers provided herein, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders who execute a counterpart of this Amendment, an amendment fee of $200,000 (the "Amendment Fee"), the first installment of which shall be $125,000, payable on or before October 31, 2000. If Borrower fails to timely pay such first installment, the waivers of Borrower's non-compliance with the Financial Covenants shall be deemed not to have been given and shall be of no force or effect. The balance of the Amendment Fee (i.e., $75,000) shall be due and payable on January 31, 2001 unless, prior to that date, the Borrower has entered into a letter of

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intent or binding agreement for the sale of the Borrower's business in a bona fide arm's length transaction, which transaction provides for the repayment in full of all Obligations, a copy of which letter of intent or agreement shall have been furnished to the Administrative Agent by the Borrower. Such sale may take the form of a business combination, a purchase of substantially all of Borrower's assets (including the shares of subsidiaries) or purchase of a controlling interest in the Borrower's outstanding common stock.

         6. Field Examination; Inventory Appraisal. The Administrative Agent (or its agents) has commenced a field exam of the inventory and the accounts receivables systems, processes and controls of the Credit Parties (the "Field Exam"). The Credit Parties agree to cooperate fully with the Administrative Agent (and its agents) in the conduct of the Field Exam, providing reasonable access to all personnel, books and records and facilities of the Credit Parties necessary for the conduct of the Field Exam. The Credit Parties shall promptly pay upon demand all reasonable costs, expenses and fees incurred by the Administrative Agent and any of its agents and designees related thereto. The Administrative Agent, on behalf of the Lenders, has engaged an appraiser to make a recertification of an appraisal completed on June 12, 2000 by Aviation Asset Management, Inc. of the inventory of the Credit Parties (current fair market value and one-year orderly liquidation value) (the "Appraisal"). The Credit Parties agree to cooperate fully with the Administrative Agent and the appraiser in the conduct of the Appraisal, providing reasonable access to all personnel, books and records and facilities of the Credit Parties necessary for the conduct of the Appraisal. The Credit Parties shall promptly pay upon demand all reasonable costs, expenses, and fees incurred by the Administrative Agent and any of its agents and designees related thereto; provided, however, that the aggregate fee relating thereto (exclusive of costs and expenses) shall not exceed $50,000.

         7. Weekly Reporting. The Borrower shall furnish to the Administrative Agent on a weekly basis (but not later than Wednesday of each week with regard to the immediately preceding week) a report of all sales, cash receipts, cash disbursements, inventory purchases, agings of accounts receivable and accounts payable, schedule of Revenue Producing Equipment and schedule of Engines on Hand. The obligation to furnish these reports shall continue until the Obligations are paid in full. A violation of this covenant shall be an Event of Default unless cured within three (3) Business Days after Borrower receives notice of such violation from the Administrative Agent.

         8. Consultant to Lenders. The Administrative Agent has engaged Pricewaterhouse Coopers, LLC (the "Consultant") to serve as a consultant and financial advisor to the Administrative Agent and the Lenders with regard to analyzing and examining various aspects of the Borrower"s business. The Borrower shall continue to provide the Consultant reasonable access to all business records, facilities and appropriate personnel and professionals of the Credit Parties, including without limitation the Borrower"s accountants and auditors, to facilitate the Consultant"s review and analysis. The Credit Parties shall promptly pay upon demand all reasonable costs, expenses and fees of the Consultant as and when incurred by the Administrative Agent.

         9. Effectiveness of Amendment. This Amendment shall be effective as of the date hereof upon (i) it being executed and delivered by the Borrower to the Administrative Agent, (ii) the execution and delivery to the Administrative Agent of counterpart copies hereof executed by the

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Required Lenders, and (iii) receipt by the Administrative Agent of evidence of payment of all fees and expenses of the Administrative Agent in connection with this Amendment, including without limitation the fees and disbursements of special counsel to the Lenders.

         10. No Other Amendments. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

         11. Representations and Warranties of Credit Parties. Each Credit Party hereby represents and warrants that (a) after giving effect to this Amendment, each of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof (except those which expressly relate to an earlier period), (b) except as set forth on
Schedule 1 to this Amendment, no Credit Party is in default under or with respect to any Contractual Obligation (including, without limitation, any Operating Lease or any Capital Lease), and (c) no Credit Party has any claims, counterclaims, offsets or defenses to the Credit Documents and the performance of its obligations thereunder, including but not limited to the repayment of the Obligations.

         12. Acknowledgment and Consent of Guarantors; Reaffirmations. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors" obligations under the Credit Agreement or the other Credit Documents.

         13. Release of Administrative Agent and Lenders. In consideration of the Lenders" willingness to enter into this Amendment, each of the Credit Parties hereby releases the Administrative Agent, the Lenders, and the Administrative Agent"s and the Lender"s respective officers, employees, representatives, agents, counsel, trustees and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected, to the extent that any of the foregoing arises from any action or failure to act on or prior to October 31, 2000.

         14. Expenses of Administrative Agent. The Borrower agrees to pay upon demand all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Stearns Weaver Miller Weissler Alhadeff & Sitterson, P.A.

         15. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         16. Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of Florida.

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Third Amendment to be duly executed and delivered as of the date first above written.

BORROWER:         AVTEAM, INC.
                      a Florida corporation

                      By: /s/
                          -----------------------------------------
                      Name:
                            ---------------------------------------
                      Title:
                             --------------------------------------


GUARANTORS:       AVTEAM AVIATION FIELD SERVICES, INC.
                      a Florida corporation

                      By: /s/
                          -----------------------------------------
                      Name:
                            ---------------------------------------
                      Title:
                             --------------------------------------


LENDERS: BANK OF AMERICA, N.A., a national banking association formerly known as NationsBank, N.A., individually in its capacity as a Lender and in its capacity as Administrative Agent

                      By: /s/
                          -----------------------------------------
                      Name:
                            ---------------------------------------
                      Title:
                             --------------------------------------

                      [Lenders" signatures continue on following page]

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                       SOUTHTRUST BANK

                       By: /s/
                           -----------------------------------------
                       Name:
                             ---------------------------------------
                       Title:
                              --------------------------------------

                       NATIONAL CITY BANK OF KENTUCKY

                       By: /s/
                           -----------------------------------------
                       Name:
                             ---------------------------------------
                       Title:
                              --------------------------------------

                       NATIONAL BANK OF CANADA

                       By: /s/
                           -----------------------------------------
                       Name:
                             ---------------------------------------
                       Title:
                              --------------------------------------

                       BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.

                       By: /s/
                           -----------------------------------------
                       Name:
                             ---------------------------------------
                       Title:
                              --------------------------------------

                       WILLIAM E. SIMON & SONS SPECIAL SITUATION PARTNERS, L.P. (by assignment from CITIZENS BANK OF MASSACHUSETTS, as successor to USTRUST)

                       By: /s/
                           -----------------------------------------
                       Name:
                             ---------------------------------------
                       Title:
                              --------------------------------------

                       BANK LEUMI LE-ISRAEL B.M. MIAMI AGENCY

                       By: /s/
                           -----------------------------------------
                       Name:
                             ---------------------------------------
                       Title:
                              --------------------------------------

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                          Schedule 1 to Third Amendment

                     Defaults Under Contractual Obligations